UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-30B-2

                             SHAREHOLDER NEWSLETTER

                             Investment Company Act
                              File number 811-6027

                              KAVILCO INCORPORATED
               (Exact name of registrant as specified in charter)

                        600 UNIVERSITY STREET, SUITE 3010
                         SEATTLE, WASHINGTON 98101-1129
               (Address of Principal executive offices) (Zip Code)

                                 (206) 624-6166
               Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2009

Date of reporting period: March 20, 2009

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                         KAVILCO INCORPORATED NEWSLETTER
                                   MARCH 2009

DIVIDEND DECLARATION
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I  am pleased to announce that on March 6, 2009, the Board of Directors declared a cash dividend of $25.00 per share. This dividend was paid to shareholders of record as of March 9, 2009. The dividend was payable on March 20, 2009. Your dividend check is enclosed with this newsletter unless you have direct deposit.

Please remember we were in a global recession last year; a year plagued with massive losses in the global equity markets, numerous bankruptcies and bailouts of financial institutions, and a major credit seizure which reduced the value of our portfolio by $2 million. There wasn't a mutual fund, managed pension or endowment that wasn't touched by this massive economic fallout.

Despite  the  "doom  and  gloom"  of  the  past  year,  this  dividend  reflects
undistributed  earnings  from  2008,  remaining  equal  with  the   March   2008
distribution!

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% Federal income tax rate. For shareholders with 100 shares your dividend is $2,500. If Kavilco was not a RIC and had to pay income tax your dividend after tax would be $1,500. Therefore, you receive an additional $1,000 because Kavilco does not have to pay Federal income tax.

For an expanded discussion, see the Portfolio section in this newsletter.

DIRECT DEPOSIT
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*Your money is credited to your bank account on the distribution date.

*Access your money the same day by check, ATM or debit card.

*Eliminate the risk of lost or stolen checks.

*Eliminate delays caused by relying on the mail.

*NO COST to sign up or receive Direct Deposit.

*Request a Direct Deposit form by calling Kavilco toll free 1-800-786-9574 or visit our website and print the form.

PORTFOLIO
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The  economic and financial picture remains bleak. There are no compelling signs of  an  early end to the U.S. and global recessions. Reports issued so far  this
year-ranging   from   auto  sales  to  homebuilding  to   employment,   and   to
manufacturing-suggest that the Gross Domestic Product (measure of goods and services in our economy) may fall by 5% or more in the first quarter of 2009. It is a disturbing economic picture by any account.

Housing remains the key part of the recovery equation. Housing was among the first sectors to struggle in the current sever-down cycle, with progressively worse construction and sales numbers being released since the slump first surfaced three years ago. Unfortunately, housing starts are off 80% in three years with no end in sight.

With each passing day, the equity market hits a new low. It is particularly discouraging that the market has performed so poorly during a month when the administration announced its initiatives to stabilize the financial and housing sectors (translation: spend trillions of dollars on anything in hopes of reversing the economic malaise).

On the equity front, capital preservation is our paramount focus for the time being. The yield on our money market fund is 1.11%. We anticipate a further reduction in this rate. In order to offset this decline we are gradually investing in high-yielding stock. The best and safest sector to pick up yield is in the utility sector.

On the bond front, our biggest concern is default. We are actively monitoring our bond portfolio for any events that may cause any of the companies we have investments in to come under severe economic stress. Needless to say, every pillar of the economy has been shaken by the recession. However, our corporate bond investments are in pretty good shape today, but it is tomorrow that could cause us some difficulties.

IMPORTANT REMINDERS ABOUT DISTRIBUTIONS
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Shareholders  are  strongly encouraged to keep Kavilco informed  of  their  most recent contact information. Prior to each distribution, there is a date on which Kavilco must close all shareholder records to further changes, as required by corporate policy. This is called a RECORD DATE and it generally falls 3-4 weeks before a distribution.

Shareholders may not change their information after the Record Date until the distribution is completed. It is important to make any changes to a shareholder record prior to the Record Date of any distribution. Payments to shareholders might be delayed for any of the following reasons:

CHANGE OF ADDRESS was not submitted prior to Record Date.

CHANGE OF NAME has not been submitted to Kavilco's Shareholder Records.

DIRECT DEPOSIT form contains inaccurate information.

Kavilco's website has a Frequently Asked Questions page which answers many shareholder questions and provides links to additional information. Please keep your shareholder information current. Contact Kavilco with any changes at our toll free number 800.786.9574.

IN KASAAN
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Kavilco's  and  KHHF's  Board  of Directors discussed  how  to  proceed  on  the restoration of the Whale House and Totem Park, both temporarily and in the long-term. It was determined that the Whale House has priority over the totem poles.

Issues affecting the restoration included long-term consequences and expenses.

*Vandalism remains a serious concern.

*What will be done with the old poles and long house wood?

*Is the Totem Park really accessible to the public and shareholders currently in the area?

*What construction materials, preservatives, paint, tools would be used? Would traditional or modern construction methods be used?

*How are other communities addressing their historical structures?

We are waiting for a structural evaluation and recommendations from MRV Architects and BBFM Engineers before we move forward.

Funding sources remain a major factor in the restoration and we will continue to pursue grants and possibly economic stimulus funds once we know the final scope and cost of our Joint Project.

Please feel free to call me at the Field Office in Kasaan, 907.542.2214, or toll free at our Seattle office 800.786.9574.

Sincerely,

/s/ Louis A. Thompson

Louis A. Thompson,
President/CEO